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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 7, 2007

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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         Kansas                    1-04721                 48-0457967
(State of Incorporation)  (Commission File Number)      (I.R.S. Employer
                                                       Identification No.)


  2001 Edmund Halley Drive, Reston, Virginia                   20191
   (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

           (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2007, the Board of Directors of Sprint Nextel Corporation (the "Company") appointed two new independent directors, Larry C. Glasscock and Rodney O'Neal.

Messrs. Glasscock and O'Neal have not been appointed to any committees of the board.

A copy of the press release issued by the Company on August 7, 2007 announcing the appointment of Messrs. Glasscock and O'Neal is included as Exhibit 99 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this report:

Exhibit No.                             Description
99                                      Press Release dated August 7, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SPRINT NEXTEL CORPORATION



Date: August 7, 2007                      /s/ Richard A. Montfort
                                    By:   Richard A. Montfort
                                          Assistant Secretary


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                                  EXHIBIT INDEX


Number         Exhibit
  99           Press Release dated August 7, 2007.